Exhibit 10.1

Effective Date:	February 17, 2011
Parties:	LAMBENT SOLUTIONS CORP, IGOR EZRIL/REMAX PERFORMANCE INC.
Sectors:	REAL ESTATE LISTINGS DISPLAY ADVERTISING
Governing Law:	CIVIL CODE OF QUÉBEC

LISTINGS ADVERTISING AGREEMENT:

Dated as of February 17, 2011

among

LAMBENT SOLUTIONS COR.,

A corporation formed under the laws of Nevada

(the “Advertising Service Provider”)

and

IGOR EZRIL,

Certified Real Estate Broker, Licence C8465/REMAX PERFORMANCE INC. License: C5276 (the “Customer”)

WHEREAS:

Advertising Service Provider and Customer agree to enter into a Real Estate Listing Advertising Agreement which is to take effect when Advertising Service Provider completes testing of its Listing Upload System. The respective duties are listed as follows:

1.  DUTIES OF ADVERTISING SERVICE PROVIDER

a) Notify Customer of completion of testing of its Listing Upload System. (“Notice”)

b) Advice Customer in selection of purchase of Displays and the computer (receiver box) which are compatible with its system and services.

c) Design/create the Listing using the material provided by Customer.

d) Upload Listing via receiver boxes to Displays.

e) Update Listing within 1 business days when Customer notifies of updates/changes

2.  DUTIES OF CUSTOMER

a) Submit to the Advertising Service Provider, on or before the 15th day after receiving Notice, all advertising material for the real estate listings to be advertised (“Listing”). The material may include photos, logo, contact and other information to be displayed.

b) Purchase or provide at own expense to Advertising Service Provider HD television sets such as LCD or Plasma television (“Display”) on which Listing can be displayed.

c) Purchase or provide at own expense to Advertising Service Provider a computer (receiver box) which supports Windows XP or Windows Vista.

d) Notify Adverting Service provider of any changes to the Listing.

3.  FEES

In consideration for the Listing Advertising Services under this agreement, Customer shall pay to Advertising Service Provider: $0.05 per Listing, per day. Minimum: $500.

4. FORCE MAJEUR

The  Advertising Service Provider will not be responsible for any failure or delay in performance hereunder that is directly or indirectly related to acts of God, storm, natural disaster, act of terrorism, utility outages or interruptions, system transmission failure, server failure, strike, lockout, or any other situation which is beyond its control.

5. TERMINATION

The Customer may terminate this Agreement, with or without cause, by giving 30 days in advance notice of its intent to terminate. The Advertising Service Provider reserves the right to terminate this Agreement for any reason, with or without cause, upon 30 days written notice to Customer.

6. ENTIRE AGREEMENT

This Agreement and the exhibits hetero constitute the entire agreement and understanding between the parties with respect to the subject matter hereof. If supersedes and replaces all previous discussions, negotiations, and understandings between the parties. This Agreement may only be amended by a written amendment signed by authorized representative of both of the companies.

7. ASSIGNMENT

The Customer is not permitted to assign its rights or responsibilities hereunder. If any dispute or lawsuit between the parties arises relative to this Agreement, the prevailing party will be entitled to an award of reasonable attorney fees and costs.

8. NOTICES

All notices called for herein shall be to the parties at the addresses contained in this Agreement and shall be by certified mail, return receipt requested or by reputable national overnight delivery service, such as Federal Express.

9. GOVERNING LAW

This Agreement shall be interpreted under the laws of the Civil code of Quebec and all legal actions relative hetero shall be in the courts of Quebec.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADVERTISING SERVICE PROVIDER /S/ Irina Dondikova_ Authorized Signature IRINA DONDIKOVA, PRESIDENT Print Name and Title	CUSTOMER /S/ Igor Ezril_______________ Authorized Signature IGOR EZRIL______________ Print Name

Effective Date:	February 25, 2011
Parties:	LAMBENT SOLUTIONS CORP, NIKOLAI SLOBODIANIOUK/GROUPE SUTTON ACCES INC.
Sectors:	REAL ESTATE LISTINGS DISPLAY ADVERTISING
Governing Law:	CIVIL CODE OF QUÉBEC

LISTINGS ADVERTISING AGREEMENT:

Dated as of February 25, 2011

among

LAMBENT SOLUTIONS COR.,

A corporation formed under the laws of Nevada

(the “Advertising Service Provider”)

and

NIKOLAI SLOBODIANIOUK,

Real Estate Broker, Licence E0448/GROUPE SUTTON ACCES INC. License: C0135 (the “Customer”)

WHEREAS:

Advertising Service Provider and Customer agree to enter into a Real Estate Listing Advertising Agreement which is to take effect when Advertising Service Provider completes testing of its Listing Upload System. The respective duties are listed as follows:

1.  DUTIES OF ADVERTISING SERVICE PROVIDER

a) Notify Customer of completion of testing of its Listing Upload System. (“Notice”)

b) Advice Customer in selection of purchase of Displays and the computer (receiver box) which are compatible with its system and services.

c) Design/create the Listing using the material provided by Customer.

d) Upload Listing via receiver boxes to Displays.

e) Update Listing within 1 business days when Customer notifies of updates/changes

2.  DUTIES OF CUSTOMER

a) Submit to the Advertising Service Provider, on or before the 15th day after receiving Notice, all advertising material for the real estate listings to be advertised (“Listing”). The material may include photos, logo, contact and other information to be displayed.

b) Purchase or provide at own expense to Advertising Service Provider HD television sets such as LCD or Plasma television (“Display”) on which Listing can be displayed.

c) Purchase or provide at own expense to Advertising Service Provider a computer (receiver box) which supports Windows XP or Windows Vista.

d) Notify Adverting Service provider of any changes to the Listing.

3.  FEES

In consideration for the Listing Advertising Services under this agreement, Customer shall pay to Advertising Service Provider: $0.05 per Listing, per day. Minimum: $500.

4. FORCE MAJEUR

The  Advertising Service Provider will not be responsible for any failure or delay in performance hereunder that is directly or indirectly related to acts of God, storm, natural disaster, act of terrorism, utility outages or interruptions, system transmission failure, server failure, strike, lockout, or any other situation which is beyond its control.

5. TERMINATION

The Customer may terminate this Agreement, with or without cause, by giving 30 days in advance notice of its intent to terminate. The Advertising Service Provider reserves the right to terminate this Agreement for any reason, with or without cause, upon 30 days written notice to Customer.

6. ENTIRE AGREEMENT

This Agreement and the exhibits hetero constitute the entire agreement and understanding between the parties with respect to the subject matter hereof. If supersedes and replaces all previous discussions, negotiations, and understandings between the parties. This Agreement may only be amended by a written amendment signed by authorized representative of both of the companies.

7. ASSIGNMENT

The Customer is not permitted to assign its rights or responsibilities hereunder. If any dispute or lawsuit between the parties arises relative to this Agreement, the prevailing party will be entitled to an award of reasonable attorney fees and costs.

8. NOTICES

All notices called for herein shall be to the parties at the addresses contained in this Agreement and shall be by certified mail, return receipt requested or by reputable national overnight delivery service, such as Federal Express.

9. GOVERNING LAW

This Agreement shall be interpreted under the laws of the Civil code of Quebec and all legal actions relative hetero shall be in the courts of Quebec.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADVERTISING SERVICE PROVIDER /S/ Irina Dondikova Authorized Signature IRINA DONDIKOVA, PRESIDENT Print Name and Title	CUSTOMER /S/ Nikolai Slobodianiouk____ Authorized Signature NIKOLAI SLOBODIANIOUK Print Name